UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2011 (December 31, 2010)

JINHAO MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52482	20-2308107
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Dawang Industrial Park
Hi-Tech Exploit Area
Zhaoqing City, Guangdong 526238
People’s Republic of China
(Address of principal executive offices)

(86) 7583625628
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, Mr. Hai Ming Liu resigned as Director of Finance and acting Chief Financial Officer of Jinhao Motor Company (the “Company”), effective immediately. Mr. Liu’s resignation was due to personal reasons and not due to any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JINHAO MOTOR COMPANY

Date: January 4, 2011	By:/s/ Chak Shing Tsoi
Chak Shing Tsoi
Chief Executive Officer